                    TABLE OF CONTENTS

A Farewell from the Chairman.....................  1
Portfolio of Investments.........................  2
Statement of Assets and Liabilities..............  5
Statement of Operations..........................  6
Statement of Changes in Net Assets...............  7
Financial Highlights.............................  8
Notes to Financial Statements.................... 10
Report of Independent Accountants................ 14
Dividend Reinvestment Plan....................... 15

VFM ANR 12/98

                          A FAREWELL FROM THE CHAIRMAN

             ------------------------ - ------------------------

Dear Shareholder,

    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

Don G. Powell

Don G. Powell

             ------------------------ - ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 101.4%
          FLORIDA  96.9%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (Prerefunded @
          07/01/04) (AMBAC Insd). .........................   6.750%  07/01/12   $  1,162,210
    225   Broward Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30        240,485
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs
          (Prerefunded @ 01/01/01) (AMBAC Insd)............   6.875   01/01/21      1,576,904
  1,500   Cape Canaveral, FL Hosp Dist Rev Ctfs Rfdg.......   5.250   01/01/28      1,485,510
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/13        454,057
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/14      1,195,786
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/15      1,393,540
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/16      1,299,623
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/17        605,260
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)............................       *   10/01/18        553,190
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      1,109,450
    725   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)............................   6.500   09/01/21        777,998
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC Insd).........   5.875   10/01/26        817,785
    750   Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
          B (MBIA Insd)....................................   5.750   04/01/20        810,278
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (Prerefunded @ 08/15/02)
          (AMBAC Insd).....................................   6.000   08/15/10      1,385,203
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd) (b)........................................   6.750   10/01/20      4,422,280
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized).................   7.000   03/01/24        136,731
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd).......       *   10/01/28      3,882,914
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec Bond Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd).......       *   10/01/29      2,872,830
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)............................................   5.000   10/01/13      1,020,760
    500   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)............................................   5.750   11/15/10        542,100
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare (Prerefunded
          @ 11/15/01) (MBIA Insd)..........................   6.750   11/15/21      2,217,660
    215   Escambia Cnty, FL Hlth Facs Auth Hlth Fac Rev....   6.750   10/01/14        230,160
    785   Escambia Cnty, FL Hlth Facs Auth Hlth Fac Rev
          (Prerefunded @ 10/01/03).........................   6.750   10/01/14        899,123
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj........................................   6.900   08/01/22      1,100,210
  4,180   Florida Hsg Fin Agy Home Ownership Mtg (GNMA
          Collateralized)..................................   8.595   11/01/18      4,751,490
  1,500   Florida Hsg Fin Agy Homeowner Mtg Ser 3..........   6.350   07/01/28      1,615,125
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.150   07/01/25      1,070,760

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd).....................................   6.250%  07/01/35   $  1,074,210
    500   Florida Hsg Fin Agy Hsg Riverfront Apts Ser A
          (AMBAC Insd).....................................   6.250   04/01/37        540,960
  1,750   Florida St Brd Edl Cap Outlay Pub Edl Ser C Rfdg
          (FSA Insd).......................................   4.500   06/01/22      1,639,890
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01).........................   6.750   06/01/21      2,447,730
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg.............................................   7.250   06/01/23      1,043,796
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)............   6.250   10/01/19      1,802,476
  1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)............................................   5.250   07/01/22      1,017,650
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          (Prerefunded @ 10/01/01) (MBIA Insd).............   7.000   10/01/13      2,224,300
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (Prerefunded
          @ 07/01/01) (FSA Insd)...........................   6.500   07/01/12      5,104,543
  3,000   Hillsborough Cnty, FL Edl Fac Univ Tampa Proj
          Rfdg.............................................   5.750   04/01/18      3,118,080
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg...............   8.000   05/01/22      1,152,970
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)............................   6.875   10/01/21      2,218,900
  5,000   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00).................   6.750   10/01/16      5,381,250
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)............................................   6.500   10/01/16      3,502,860
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd).....................................   5.500   10/01/12      1,780,401
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)................................   6.500   02/01/11      2,181,400
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd).............   6.500   10/01/17      5,496,450
    485   Lee Cnty, FL Hosp Brd Directors Hosp Rev Lee Mem
          Hlth Sys Ser A (MBIA Insd).......................   5.875   04/01/24        526,298
  1,380   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (GNMA Collateralized).......   7.450   09/01/27      1,571,020
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj Ser A Rfdg..........   7.875   12/15/25      1,156,440
  6,500   Miami Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)............................................       *   10/01/33        995,735
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd).......   6.750   08/01/20      4,404,320
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)............................................   6.750   10/01/25      5,799,300
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd) (c)..................................   8.796   10/29/21      5,968,750
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd)..................   6.875   11/15/15      2,203,100
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg
          Hands Inc Proj Ser A.............................   8.000   10/01/25      1,115,460
    775   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized)........................   6.550   10/01/21        832,466
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)............................................   7.750   10/01/10      8,436,450
    270   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Rev
          Hsg Chelsea Commons Apts Proj (FSA Insd).........   5.900   06/01/29        282,371

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                       Description                     Coupon   Maturity   Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   750   Palm Beach Cnty, FL Hsg Fin Auth Multi-Family Rev
          Hsg Windsor Pk Apts Proj Ser A...................   5.850%  12/01/33   $    782,033
  1,500   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)....   6.000   10/01/12      1,661,295
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg (MBIA Insd)....   6.125   10/01/18      1,735,444
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A.............................   7.525   01/01/15      3,481,985
    475   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd) (a)........................................   4.900   10/01/11        489,473
    565   Port Orange, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd) (a)........................................   5.000   10/01/12        582,023
  3,500   Reedy Creek, FL Impt Dist FL Ser A...............   6.000   06/01/16      3,699,605
  5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)............................................   7.250   10/01/08      5,270,950
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd) (b).........   6.500   10/01/16     15,263,640
  1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded @
          10/01/02) (FGIC Insd)............................   6.500   10/01/22      1,120,920
  1,000   Santa Rosa Bay Brdg Auth FL Rev..................   6.250   07/01/28      1,092,090
  1,000   Santa Rosa Bay Brdg Auth FL Rev Cap Apprec.......       *   07/01/21        299,480
  1,445   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02).....  10.000   07/01/22      1,766,700
  2,500   South Miami, FL Hlth Facs Baptist Hlth Sys Oblig
          Group (MBIA Insd) (a)............................   5.000   11/15/28      2,467,400
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.500   05/01/11      1,339,863
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj..............................   7.625   05/01/21      1,343,488
                                                                                 ------------
                                                                                  157,045,387
                                                                                 ------------
          PUERTO RICO  4.5%
  1,521   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR.........................................   6.850   10/17/03      1,590,939
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W................................................   5.500   07/01/15      2,165,240
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser X
          Rfdg.............................................   5.500   07/01/19      1,038,030
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Tran Rev Ser
          A................................................   4.750   07/01/38        957,810
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).........................   6.375   07/01/24      1,430,475
                                                                                 ------------
                                                                                    7,182,494
                                                                                 ------------
TOTAL INVESTMENTS  101.4%
  (Cost $148,380,635).........................................................    164,227,881
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%).................................     (2,189,879)
                                                                                 ------------
NET ASSETS  100.0%............................................................   $162,038,002
                                                                                 ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $148,380,635).......................  $164,227,881
Receivables:
  Interest..................................................     1,707,252
  Investments Sold..........................................        70,000
Other.......................................................         2,377
                                                              ------------
      Total Assets..........................................   166,007,510
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,501,095
  Investment Advisory Fee...................................        96,536
  Income Distributions-Preferred Shares.....................        79,153
  Custodian Bank............................................        69,758
  Administrative Fee........................................        27,582
  Affiliates................................................         7,735
Accrued Expenses............................................        97,421
Trustees' Deferred Compensation and Retirement Plans........        90,228
                                                              ------------
      Total Liabilities.....................................     3,969,508
                                                              ------------
NET ASSETS..................................................  $162,038,002
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $50,000 per share)........................................  $ 50,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,510,151 shares issued and
  outstanding)..............................................        65,102
Paid in Surplus.............................................    96,401,752
Net Unrealized Appreciation.................................    15,847,246
Accumulated Undistributed Net Investment Income.............       410,169
Accumulated Net Realized Loss...............................      (686,267)
                                                              ------------
      Net Assets Applicable to Common Shares................   112,038,002
                                                              ------------
NET ASSETS..................................................  $162,038,002
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($112,038,002 divided
  by 6,510,151 shares outstanding)..........................  $      17.21
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                   For the Two Months Ended October 31, 1998
                       and the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                                       Two Months Ended     Year Ended
                                                       October 31, 1998   August 31, 1998
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.............................................    $ 1,627,830        $ 9,797,088
                                                         -----------        -----------
EXPENSES:
Investment Advisory Fee..............................        189,564          1,124,363
Administrative Fee...................................         54,161            321,247
Preferred Share Maintenance..........................         23,210            138,383
Custody..............................................          1,792             11,636
Legal................................................          1,591             10,437
Trustees' Fees and Expenses..........................            771             27,826
Other................................................         38,074            157,777
                                                         -----------        -----------
    Total Expenses...................................        309,163          1,791,669
                                                         -----------        -----------
NET INVESTMENT INCOME................................    $ 1,318,667        $ 8,005,419
                                                         ===========        ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain....................................    $    31,578        $   471,665
                                                         -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period............................     15,739,869         13,864,115
  End of the Period..................................     15,847,246         15,739,869
                                                         -----------        -----------
Net Unrealized Appreciation During the Period........        107,377          1,875,754
                                                         -----------        -----------
NET REALIZED AND UNREALIZED GAIN.....................    $   138,955        $ 2,347,419
                                                         ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...........    $ 1,457,622        $10,352,838
                                                         ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Two Months Ended October 31, 1998
                  and the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                          Two Months Ended     Year Ended        Year Ended
                                          October 31, 1998   August 31, 1998   August 31, 1997
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................    $  1,318,667       $  8,005,419      $  8,105,729
Net Realized Gain.......................          31,578            471,665           245,032
Net Unrealized Appreciation During the
  Period................................         107,377          1,875,754         2,591,702
                                            ------------       ------------      ------------
Change in Net Assets from Operations....       1,457,622         10,352,838        10,942,463
                                            ------------       ------------      ------------
Distributions from Net Investment
  Income:
  Common Shares.........................      (1,028,096)        (6,231,115)       (6,705,935)
  Preferred Shares......................        (287,975)        (1,781,206)       (1,752,659)
                                            ------------       ------------      ------------
Total Distributions.....................      (1,316,071)        (8,012,321)       (8,458,594)
                                            ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................         141,551          2,340,517         2,483,869
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment.................          65,436            173,528           522,937
                                            ------------       ------------      ------------
TOTAL INCREASE IN NET ASSETS............         206,987          2,514,045         3,006,806
NET ASSETS:
Beginning of the Period.................     161,831,015        159,316,970       156,310,164
                                            ------------       ------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $410,169, $407,573 and $414,475,
  respectively).........................    $162,038,002       $161,831,015      $159,316,970
                                            ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                           Two Months Ended         ------------------------
                                                           October 31, 1998           1998            1997
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)......             $17.188              $ 16.828         $16.444
                                                               -------              --------         -------
  Net Investment Income...........................                .203                 1.231           1.251
  Net Realized and Unrealized Gain/Loss...........                .021                  .362            .438
                                                               -------              --------         -------
Total from Investment Operations..................                .224                 1.593           1.689
                                                               -------              --------         -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders...................                .158                  .959           1.035
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................                .044                  .274            .270
  Distributions from and in Excess of Net Realized
    Gain:
    Paid to Common Shareholders...................                 -0-                   -0-             -0-
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders...................                 -0-                   -0-             -0-
                                                               -------              --------         -------
Total Distributions...............................                .202                 1.233           1.305
                                                               -------              --------         -------
Net Asset Value, End of the Period................             $17.210              $ 17.188         $16.828
                                                               =======              ========         =======
Market Price Per Share at End of the Period.......             $17.750              $16.9375         $17.375
Total Investment Return at Market Price (b).......               5.76%*                3.13%          10.33%
Total Return at Net Asset Value (c)...............               1.04%*                8.04%           8.89%
Net Assets at End of the Period
  (In millions)...................................             $ 162.0              $  161.8          $159.3
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**..............................               1.65%                 1.62%           1.64%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)..........               5.51%                 5.63%           5.87%
Portfolio Turnover................................                  3%*                  20%              9%
  * Non-Annualized
 ** Ratio of Expenses to Average Net Assets
    Including Preferred Shares....................               1.14%                 1.12%           1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                September 27, 1991
                                                  (Commencement
    Year Ended August 31,                         of Investment
    ---------------------                         Operations) to
      1996        1995       1994      1993      August 31, 1992
------------------------------------------------------------------
     $16.621     $16.282    $17.392   $16.013        $14.786
     -------     -------    -------   -------        -------
       1.232       1.266      1.275     1.346          1.049
       (.081)       .497     (1.100)    1.309          1.116
     -------     -------    -------   -------        -------
       1.151       1.763       .175     2.655          2.165
     -------     -------    -------   -------        -------

       1.050       1.050      1.050     1.007           .743

        .278        .293       .202      .185           .195
         -0-        .068       .029      .068            -0-

         -0-        .013       .004      .016            -0-
     -------     -------    -------   -------        -------
       1.328       1.424      1.285     1.276           .938
     -------     -------    -------   -------        -------
     $16.444     $16.621    $16.282   $17.392        $16.013
     =======     =======    =======   =======        =======
     $16.750     $15.625    $15.625   $17.125        $15.625
      14.18%       7.58%     (2.62%)   17.05%          9.33%*
       5.30%       9.47%      (.23%)   15.91%         11.96%*
      $156.3      $157.2     $155.0    $161.9         $152.9
       1.67%       1.72%      1.66%     1.63%          1.60%
       5.70%       6.06%      6.33%     7.04%          6.24%
          8%         17%        19%       13%            37%*

       1.14%       1.16%      1.14%     1.11%          1.12%


                                               See Notes to Financial Statements

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. In August, 1998, the Trust's Board of Trustees approved a change in the Trust's fiscal year end from August 31 to October 31. As a result, this financial report reflects the two-month period commencing on September 1, 1998 and ending October 31, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                                October 31, 1998
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $686,267 which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 1998, for federal income tax purposes, the cost of long-term investments is $148,380,635, the aggregate gross unrealized appreciation is $15,883,589 and the aggregate gross unrealized depreciation is $36,343, resulting in net unrealized appreciation on long-term investments of $15,847,246.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the two months ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

                                October 31, 1998
--------------------------------------------------------------------------------

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Trust recognized expenses of approximately $500 and $2,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the two months ended October 31, 1998 and the year ended August 31, 1998, the Trust recognized expenses of approximately $11,600 and $65,500, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1998, August 31, 1998 and August 31, 1997, common share paid in surplus aggregated $96,401,752, $96,336,354 and $96,162,928, respectively.

    Transactions in common shares were as follows:

                             TWO MONTHS ENDED      YEAR ENDED         YEAR ENDED
                             OCTOBER 31, 1998    AUGUST 31, 1998    AUGUST 31, 1997
-----------------------------------------------------------------------------------
Beginning Shares............ 6,506,359           6,496,170                6,464,916
Shares Issued Through
  Dividend Reinvestment.....     3,792              10,189                   31,254
                             ---------           ---------          ---------------
Ending Shares............... 6,510,151           6,506,359                6,496,170
                             =========           =========          ===============

4. INVESTMENT TRANSACTIONS

For the two months ended October 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,819,866 and $4,333,801, respectively. For the year ended August 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $33,053,503 and $33,184,126, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction

                                October 31, 1998
--------------------------------------------------------------------------------

process. The rate in effect on October 31, 1998 was 3.399%. During the two months ended October 31, 1998, the rates ranged from 3.399% to 3.490%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996, Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

       The following table summarizes the portfolio composition at October 31, 1998, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

AAA......................     80.4%
AA.......................      2.3
A........................      4.8
BBB......................     10.4
NR.......................      2.1
                             -----
                             100.0%
                             =====

  * As a percentage of long-term investments.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Florida Quality Municipal Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Florida Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the statement of changes in net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Florida Quality Municipal Trust as of October 31, 1998, the results of its operations for the two-month period ended October 31, 1998 and the year ended August 31, 1998, the changes in its net assets for the two-month period ended October 31, 1998 and for each of the two years in the period ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 15, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer
  and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
  Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.